                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 July 11, 2008

                         EP GLOBAL COMMUNICATIONS, INC.

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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)

           000-30797                                     14-1818396

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   (Commission File Number)                (IRS Employer Identification No.)

                       c/o Exceptional Parent Magazine

                        416 Main Street, Johnstown, PA

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               (Address of Principal Executive Offices) (Zip Code)

                                  (814) 361-3860

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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17

      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

      240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the

      Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the

      Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 11, 2008 the Registrant elected to terminate the services of Malin, Bergquist & Company, LLP as the Registrant's independent auditors.

Malin, Bergquist & Company, LLP performed the audits for each of the years in the two year period ended December 31, 2007, which did not contain any adverse opinion or a disclaimer of opinion, nor was the opinion as to either audit qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Registrant's Audit Committee of the Board of Directors.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the July 11, 2008, termination as the Registrant's independent auditors, there were no disagreements with Malin, Bergquist & Company, LLP, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-K.

ITEM 4.01(b). CHANGES IN REGISTRANT''S CERTIFYING ACCOUNTANT.

On July 11, 2008, the Registrant's audit committee of the board of directors approved the engagement of the firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C., Park 80 West, Plaza One, Saddle Brook, NJ 07663 as the Registrant's independent auditors.

During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Rotenberg Meril Solomon Bertiger & Guttilla, P.C., neither the Registrant, nor any other person on the Registrant's behalf, had consulted with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

On July 11, 2008, the Registrant provided Malin, Bergquist & Company, LLP with a copy of this disclosure and requested that it furnish a letter to the Registrant, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT

NUMBER        DESCRIPTION

16.1          Malin, Bergquist & Company, LLP letter regarding change of accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2008                               EP GLOBAL COMMUNICATIONS, INC.

                                             Name: /s/ Joseph M. Valenzano, Jr.

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                                                       Joseph M. Valenzano, Jr.

                                             Title:    Chief Executive Officer